                                                                   Exhibit 10.27

                          LICENSE SOFTWARE ADDENDUM #1

                                       to

                       MASTER TECHNOLOGY LICENSE AGREEMENT

                                     between

                               KONICA CORPORATION

                                       and

                         PEERLESS SYSTEMS(R) CORPORATION



Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

KONICA/PEERLESS Licensed System Amendment #1                        CONFIDENTIAL
--------------------------------------------------------------------------------


                      LICENSE SYSTEM ADDENDUM #1 TO MASTER
                       TECHNOLOGY LICENSE AGREEMENT DATED
                                 APRIL 19, 1999

This License System Addendum #1 ("this LSA # 1") is entered into as of January 16, 2000 (the "Effective Date") by and between Konica Corporation, a Japanese corporation ("KONICA") and PEERLESS Systems(R) Corporation, a Delaware corporation ("PEERLESS"), pursuant to the provisions of the Master Technology License Agreement between those Parties dated January 16, 2000 (the "MTLA"). That MTLA provides that KONICA may license certain Licensed Products from PEERLESS pursuant to one or more Addenda to the MTLA executed by KONICA and PEERLESS. This LSA #1 is hereby made part thereof, and the terms and conditions of the MTLA are incorporated by reference herein. This LSA #1 includes the following Exhibits:

         Exhibit A - Description of License Granted
         Exhibit B - Product Specifications
         Exhibit C - Payments and Payment Terms
         Exhibit D - Warranty

IN WITNESS WHEREOF, the Parties hereto have executed this LSA #1 as of the date last below written:


KONICA CORPORATION                            PEERLESS SYSTEMS CORPORATION
By:                                           By:


/s/Yoshiaki Ando                              /s/Cary A. Kimmel
---------------------------------------       ----------------------------------
(Authorized Signature)                        (Authorized Signature)
Name: Yoshiaki Ando                           Name: Cary A. Kimmel
Title: General Manager of Planning
Department
Business Machines Sales and Marketing
Division                                      Title: Director of Business
                                                     Development
Date: January 20, 2000                        Date:  January 19, 2000

KONICA/PEERLESS Licensed System Amendment #1                        CONFIDENTIAL
--------------------------------------------------------------------------------


                          LICENSED SYSTEMS ADDENDUM #1

1.0 DEFINITIONS. All capitalized terms used herein shall have the meaning specified in this LSA#1 or, if not defined herein, then the meaning specified in the MTLA. For terms that are defined in this Section 1 and in the MTLA, the definition provided herein shall govern for all purposes hereof.

1.1 "Derivative Product", with respect to any hardware product, means the main body of a KONICA product incorporating PEERLESS Material and any other components which shall be bundled with and be contained in a package with the main body of product at the time of KONICA's shipment of that product to KONICA's customer.

1.2 "Derivative Work(s)" with respect to any computer program, means (i) for copyrightable or copyrighted material that is based upon one or more preexisting works, such as a revision, modification, translation, abridgment, condensation, expansion, or any other form in which such preexisting works may be recast, transformed, or adapted; (ii) for patentable or patented material, any improvement thereon; and (iii) for material which is protected by trade secret, any new material derived from such existing trade secret material, including new material which may be protected by copyright, patent and/or trade secret, and that, if prepared without authorization of the owner of the copyright, patent and trade secret in such preexisting work, would constitute a infringement. For purposes hereof, a Derivative Work shall also include any compilation that incorporates such a preexisting work.

1.3 "Machine Executable Copy" includes anything designated as such under the MTLA and, without limiting the foregoing, any object code, machine executable version of any Derivative Work of any Current Release or Update Release licensed to KONICA under this LSA#1.

1.4 "PEERLESS Materials" includes anything designated as such under the MTLA and, without limiting the foregoing, any of the foregoing incorporated in or underlying any Derivative Work created pursuant to Section 2 of this LSA#1.

1.5 "Source Materials" means any source code and any related documentation or materials for the Current Release(s) or for any Update Release, including without limitation any such code or materials incorporated in underlying any Derivative Work created pursuant to Section 3 of this LSA#1.

1.6 "Source Code" means Code in programming languages such as "C" and Fortran which when processed by a compiler, assembler or interpreter become executable by a computer, including all comments and procedural code (e.g., job control language (JCL) statements), plus all related development documents (e.g., flow charts, schematics, statements of principles of operations, end-user manuals, architectural standards, and any other specifications that are used to create or that comprise the Code).

1.7 "Source License" means the rights granted pursuant to Sections 2 and 3 of this LSA#1.

2.0 ADDITIONAL LICENSE GRANTED. Without limiting any of KONICA's rights under the MTLA and subject to the provisions of this Addendum as well as the payment of all applicable license fees for the term of such license, KONICA may use or make no more than ten (10) copies of any Source Materials solely for the purposes of (i) creating source code versions of Derivative Works of any Current Release or any Update Release, (ii) creating Machine Executable Copies in Object Code Form using any development environment or compiler of which PEERLESS may approve in writing, which approval shall not be unreasonably withheld, and (iii) providing maintenance, support or similar services in connection with any Machine Executable Copies distributed under the MTLA. KONICA may store and use the Source Materials only at the Authorized KONICA Facility(ies) specified in Exhibit A hereto.

Each Derivative Work, if it is to be incorporated in and distributed in a new product other than the IP-601, IP-511, IP-421, IP-601J, PS-341J and the PS-351J, or if it is to be incorporated in and distributed in an option thereto to the aforementioned enumerated products, requires the development of a separate Source Code License. The Derivative Work covered in the instant License System Addendum #1 currently is limited to use in the Authorized KONICA Device set out in Exhibit A (IP-601, IP-511, IP-421, IP-601J, PS-361, PS-341J, PS-351J).

KONICA/PEERLESS Licensed System Amendment #1                        CONFIDENTIAL
--------------------------------------------------------------------------------


If KONICA hereinafter determines that further modified Source Code (the Derivative Work) to be a profitable business use in a new product other than the IP-601, IP-511, IP-421, IP-601J, PS-361, PS-341J and/or the PS-351J, then
PEERLESS and KONICA would in good faith negotiate and sign an additional Licensed System Addendum for the `future' product(s).

Unless specifically set out herein, KONICA is given no rights hereunder to distribute or in any other manner transfer Source Code or Source Materials to any third person. All Licenses granted herein are non-exclusive.

3.0 DELIVERABLES. KONICA agrees that PEERLESS has transmitted to an Authorized KONICA Facility (i) one (1) copy of the Source Code and related standard documentation for each Current Release. PEERLESS agrees to transmit one (1) copy of the Source Code and related standard documentation for any Update Release as of the later of the date that PEERLESS determines in its sole discretion to commence general distribution of such Update Release, or upon completion of any porting of such Update Release that PEERLESS may agree to perform for KONICA. PEERLESS shall have no obligation hereunder to port any Update Release provided hereunder.

4.0 TERM AND TERMINATION. The term of this LSA#1 shall be coextensive with the term of the License under the MTLA. After termination of the Source License, KONICA may, in addition to any rights granted under the MTLA, retain one (1) copy of the Source Materials solely for providing maintenance support or similar services in connection with any Machine Executable Copies distributed pursuant to the MTLA.

5.0 INDEMNIFICATION. KONICA shall have the right, subject to the MTLA and this LSA#1, to control its development, manufacturing and marketing efforts. Accordingly, KONICA shall, except to the extent that PEERLESS has indemnified KONICA pursuant to the MTLA, indemnify and hold PEERLESS harmless from any and all losses or damages (including without limitation attorneys' fees and costs and all third party claims or demands of any type whatsoever) arising out of, incurred in connection with or relating to the KONICA's development, manufacturing and marketing of Authorized KONICA Devices.

6.0   PROPRIETARY RIGHTS AND CONFIDENTIALITY

6.1 PEERLESS shall own all title and proprietary rights, including without limitation copyrights, patents and trade secret rights, in any PEERLESS Material, including without limitation any portion thereof incorporated in or underlying any Derivative Work created by KONICA, and any part or copy of any of the foregoing in any form or media.

6.2 In the case of all Derivative Work, PEERLESS shall continue to own the underlying Code and all proprietary rights thereto, and shall own the Derivative Work as a whole and all proprietary rights thereto. PEERLESS shall own such modifications per se and all proprietary rights thereto. KONICA shall have the right and license to use such modifications per se, in Source Code or Object Code form to the same extent it is licensed to use the Code in such respective formats as set forth elsewhere in the MTLA and this LSA#1. The foregoing ownership rights are subject to the Licenses set forth herein. Rights not expressly granted to the KONICA hereunder are reserved by the PEERLESS.

Accordingly, KONICA has the right to develop its own modifications to the PEERLESS Source Code, either by itself or through PEERLESS. The right to manufacture and distribute such modified code (i.e., a Derivative Work) in object code format only requires a separate Licensed System Addendum.

KONICA/PEERLESS Licensed System Amendment #1                        CONFIDENTIAL
--------------------------------------------------------------------------------


Without limiting the foregoing, KONICA shall own all title and proprietary rights in any pre-existing KONICA intellectual property that KONICA contributes to any such Derivative Work.

6.3 Without limiting any of KONICA's obligations of confidentiality imposed pursuant to the MTLA, KONICA shall (i) specifically require any employee and contractor of KONICA to execute KONICA's standard confidentiality and non-disclosure agreement(s) content of such agreement to be subject to PEERLESS' approval, which shall not be unreasonably withheld; (ii) notify PEERLESS promptly and in writing of any circumstances of which KONICA has knowledge regarding any possible use of or access to any Confidential Information or any part thereof by any unauthorized person or entity; and (iii) take and allow PEERLESS to take, at KONICA's expense but under PEERLESS' control, any legal or other action necessary to prevent or stop the access to or use of the Confidential Information by any person or entity that has gained access to the Confidential Information due to the fault or negligence of License or any breach by KONICA of the MTLA or this LSA#1.

6.4 Any breach by KONICA of any of its obligations under this Section 6 shall be considered to be a Default of the provisions of the MTLA.

7.0 AUDIT RIGHTS. PEERLESS shall have the right, upon one (1) business day's prior notice, to have one (1) of its employees walk through and inspect any KONICA Facility to determine whether KONICA employs adequate security procedures as required in Paragraph 6.3 of this LSA#l.
///End

KONICA/PEERLESS Licensed System Amendment #1                        CONFIDENTIAL
--------------------------------------------------------------------------------


                   EXHIBIT A - DESCRIPTION OF LICENSE GRANTED

1.0 PEERLESS Licensed Products: KONICA is authorized to use the following PEERLESS Licensed Product(s) listed below which it has received in Source Code form:
      1.1  PEERLESSPRINT(R) 5E. Current Release.
      1.2  PEERLESSPRINT(R) 6. Current Release.
      1.3  PEERLESSPage(TM) Image Operating System, inclusive of
           PEERLESSPOET(TM).
           PEERLESSPOET(TM) is an integration layer that links Adobe Systems PostScript(R)3(TM) to PEERLESSPage(TM)and contains elements of Adobe Source Code. Current Release. Version 3.0 or later
      1.4  PEERLESSPRINT(R)6 and PEERLESSPRINT(R)5E Printer Drivers (Roman
           Version) for Windows 3.x/95/98 and NT4.0. Current Release.
      1.5  PEERLESS Software Developer's Kit (SDK) containing Adobe Systems
           Incorporated PostScript(R)3(TM) in Object Code form. Current Release. Licenses and fees for Adobe PostScript(R)3(TM)and Postscript(R)fonts are included in this license and all fees associated thereto will be paid directly to PEERLESS by KONICA.
      1.6 PEERLESS Software Developer's Kit (SDK) containing Adobe Systems Incorporated PostScript(R)3(TM) Drivers in Object Code form. Current Release.
           Licenses associated thereto will be paid directly to PEERLESS by KONICA.

2.0 Authorized KONICA Products: KONICA is authorized to use the PEERLESS Licensed Products in object code format only solely in the following Authorized KONICA Products:
      2.1 IP-601 Series (including the IP-601J, and the Roman PostScript Option PS-361))
      2.2 IP-511 Series (including the Kanji PostScript option kit PS-351J, and the Roman PostScript Option PS-351).
      2.3 IP-421 Series ( including the Kanji PostScript option kit PS-341J, and the Roman PostScript Option PS-341)

3.0 Authorized KONICA Facility: KONICA may store and use the PEERLESS Materials only at the following Authorized KONICA Facility: The Konica Systems Technology Center, 5701 Skylab, Huntington Beach, CA 92647.

The Authorized KONICA Facility may be changed with the written approval of PEERLESS, which approval shall not be unreasonably withheld. When the Authorized KONICA Facility above is sought to be changed, KONICA will notify PEERLESS in writing of the substitute Authorized KONICA Facility's name and address at least thirty (30) days in advance of said change. When KONICA stores the duplicated PEERLESS Materials at a more than one Authorized KONICA Facility, then any additional Authorized KONICA Facility shall be deemed to be an Authorized KONICA Facility thirty (30) days after KONICA both, (i) has notified PEERLESS in writing of the address of such additional facility and PEERLESS' approval has been granted, and (ii) has paid PEERLESS' then standard fee for adding an Authorized KONICA Facility.

4.0 Other Licenses: Licenses and fees for PCL fonts and font scaling technology must be negotiated with, and paid directly to Bitstream or the Agfa Corporation.
///End

KONICA/PEERLESS Licensed System Amendment #1                        CONFIDENTIAL
--------------------------------------------------------------------------------


                       EXHIBIT B - PRODUCT SPECIFICATIONS

1.0 Authorized Konica Product Specifications: A KONICA specification document is being prepared by KONICA and when issued and accepted by PEERLESS, said document is hereby incorporated herein by this reference.

2.0    Deliverables PEERLESS deliverables are as follows:
       2.1    PEERLESSPage(TM) Deliverables
              2.1.1 PEERLESSPage(TM) Source for all subsystems excluding MEMORY REDUCTION TECHNOLOGY(R) (MRT)/1/
              2.1.2  Header files for all subsystems
              2.1.3 Application notes, revision notes, and internal documentation
              2.1.4  Make files and build procedures for PC/DOS
              2.1.5  DOS utilities used in build procedures
              2.1.6  PEERLESSPage(TM) Application Programmer's Reference Manual
              2.1.7  PEERLESSPage(TM) Internal Interfaces Manual
              2.1.8  PEERLESSPage(TM) Porting Guide
              /1/Source Materials for PCL font rasterizers in PEERLESSPage(TM) format are available as authorized by Bitstream or the Agfa Corporation

       2.2    PEERLESSPRINT(R)6 Deliverables
              2.2.1  PEERLESSPRINT(R)6 interpreter source
              2.2.2  Header files
              2.2.3  Make files and build procedures
              2.2.4  PEERLESSPRINT(R)6 Architecture and Design Notes

       2.3    PEERLESSPRINT(R)5E Deliverables
              2.3.1  PEERLESSPRINT(R)5E interpreter source
              2.3.2  Header files
              2.3.3  Make files and build procedures
              2.3.4  PEERLESSPRINT(R)5E Architecture and Design Notes

       2.4    PEERLESS SDK with Adobe PostScript(R)3 in Object Code Format

       2.5    PEERLESSPRINT(R)6 & 5E Drivers (Roman Version)
              2.5.1  Windows 3.X/95/98
              2.5.2  Windows NT 4.0

       2.6 PEERLESS SDK with Adobe PostScript(R)3(TM) Drivers in Object Code Format

3.0 TRAINING PROVIDED: PEERLESS will provide KONICA without charge, at a mutually agreed upon time at PEERLESS' facility, the following training services as a part of this LSA#1: Five (5) days training for up to five (5) KONICA designated personnel. All training to occur at PEERLESS' El Segundo facility. KONICA is to bear all expenses incurred by its employees to attend the training.

4.0    TEST PLANS
Unless otherwise stated herein, KONICA shall test the Designated KONICA Device, including but not limited to any Revised Object or certified Revised Object previously modified by PEERLESS) for conformity with the Adobe Certification Test Suite in accordance with the following procedures. PEERLESS shall monitor and verify such KONICA testing.

KONICA/PEERLESS Licensed System Amendment #1                        CONFIDENTIAL
--------------------------------------------------------------------------------


4.1 Test Plan. KONICA shall notify PEERLESS at least one hundred * (*) days prior KONICA's First Commercial Shipment of the Authorized KONICA Device. At such time, KONICA shall provide initial versions of any applicable PPD Files, and any other checklists or specification information requested by PEERLESS. Based on such information, PEERLESS will request that Adobe creates a test plan specifying the testing to be performed by KONICA to meet Adobe's certification criteria. If the Authorized KONICA Device that contains the Licensed Product is one of a family of products with substantially similar functionality and features, Adobe may choose to identify a subset of these Authorized KONICA Devices on which to perform testing for conformance with the acceptance criteria.

4.2. KONICA Testing. Prior to submission of Authorized KONICA Device to Adobe for certification in accordance with the terms hereof, KONICA shall test the Authorized KONICA Device for conformity with the Adobe Certification Test Suite in accordance with the test plan provided by Adobe. After successful completion of such testing, KONICA shall provide PEERLESS with a comprehensive report of the test results of such testing which will include all printer output and other test results, and a pre-production release of the Revised Object or proposed Authorized KONICA Device that generated the test results. KONICA shall supply PEERLESS with a declaration signed by an authorized representative of KONICA certifying to the effect that it has run, the Adobe Certification Test Suite in accordance with the test plan supplied by Adobe and that the results provided to PEERLESS for review are accurate and complete.

4.3. Adobe Certification. Adobe shall have * (*) business days following PEERLESS' delivery of the test results to Adobe, to determine from its review of such test results whether the Authorized KONICA Device (a) conforms to the applicable Adobe Certification Test Suite and any other tests or procedures specified in the test plan, and (b) produces output meeting Adobe's quality standards, as reasonably determined by Adobe from time to time. Thereupon PEERLESS shall notify KONICA in writing either that ADOBE certifies the Authorized KONICA Device or has elected to submit the Authorized KONICA Device to further testing and certification before it can be approved for First Commercial Shipment of a Licensed System. In the event Adobe has to run a full Quality Assurance testing cycle, KONICA shall supply PEERLESS with all of the necessary Loaned Equipment, maintenance services and consumables required by Adobe to conduct such certification testing, including the applicable Object Code and any updated versions thereof in a timely manner as the updated versions become available. Alternatively, Adobe may request that it conduct such testing at PEERLESS' or KONICA's site subject to KONICA paying Adobe's reasonable fees and travel expenses resulting from such on-site testing. Upon Adobe's determining that the Authorized KONICA Device does not conform to the Adobe Certification Test Suite and any other tests or procedures specified in the test plan, or that the test output fails to meet Adobe's quality standards, PEERLESS shall provide to KONICA a report identifying the failure. KONICA shall use reasonable efforts to promptly correct any nonconformity and resubmit the Authorized KONICA Device for re-testing. This process shall continue until Adobe certifies the Authorized KONICA Device. KONICA will be subject to a re-testing charge of U.S.$ * (* dollars) for each re-test.

4.4 Adobe Testing Schedule. If testing is required by Adobe, PEERLESS and KONICA will use their best efforts to complete certification activities within a
* (*) week period.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

KONICA/PEERLESS Licensed System Amendment #1                        CONFIDENTIAL
--------------------------------------------------------------------------------


                     EXHIBIT C - PAYMENTS AND PAYMENT TERMS

1.0 Source Code License Fees: The Source License Fees are for providing to KONICA the modules and customized code used for the KONICA Controllers, including the latest PEERLESSPage(TM) Real Time Imaging OS (and MEMORY REDUCTION TECHNOLOGY(R) modules) and PEERLESSPRINT(R)5E and 6 and associated Drivers. It does not include source code for Adobe PostScript(R), which will be provided in object code form.

KONICA agrees to pay one time, non-refundable, non-transferable and non-creditable Source Code License Fees to PEERLESS for the Authorized Konica Products of U.S.$ * (* dollars) due and payable as of the Effective Date. Payment of the Source Code License Fees will be as follows:

      1.1 Upon Execution of the Letter of Agreement - U.S.$* (* dollars) - Completed/Paid.
      1.2 For the following PEERLESS Licensed Products: PEERLESSPRINT(R)5E, PEERLESSPRINT(R)6, PEERLESSPage(TM)Image Operating System inclusive of PEERLESSPOET(TM), U.S.$ * (* dollars). Payment to be made as follows:
                   1.2.1 U.S.$ * (* dollars) upon delivery of the Source Code to the Authorized KONICA Facility of the PEERLESS Licensed Products listed in Paragraph 1.2 herein. (Completed and paid)
                   1.2.2 U.S.$ * (* dollars) upon completion of the initial port by KONICA to an Authorized KONICA Product of the PEERLESS Licensed Products listed in Paragraph 1.2 herein, or January 15, 2000, whichever occurs first.
      1.3 For the PEERLESS SDK for Adobe PostScript(R)3(TM), U.S.$ * (* dollars). Payment to be made as follows:
                   1.3.1 U.S.$ * (* dollars) upon delivery of the Source Code to the Authorized KONICA Facility of the PEERLESS Licensed Products listed in Paragraph 1.3 herein.
                   1.3.2 U.S.$ * (* dollars) upon completion of the initial port by KONICA to an Authorized KONICA Product of the PEERLESS Licensed Products listed in Paragraph 1.3 herein, or if the payment in Paragraph 1.3.1 has been made, no latter than January 15, 2000.
      1.4 For the following PEERLESS Licensed Products: PEERLESSPRINT(R)5E and 6 Drivers (Roman Version) for Windows 3.X/95/98 and NT4.0, U.S.$ * (* dollars). Payment to be made as follows.
                   1.4.1 U.S.$ * (* dollars) upon delivery of the Source Code to the Authorized KONICA Facility of the PEERLESS Licensed Products listed in Paragraph 1.4 herein.
                   1.4.2 U.S.$ * (* dollars) upon completion of the initial port by KONICA to an Authorized KONICA Product of the PEERLESS Licensed Products listed in Paragraph 1.4 herein, or January 15, 2000, whichever occurs first.
      1.5 For the following PEERLESS SDK for Adobe PostScript(R)Drivers, U.S.$ * (* dollars). Payment to be made as follows:
                   1.5.1 U.S.$ * (* dollars) upon delivery of the Source Code to the Authorized KONICA Facility of the PEERLESS Licensed Products listed in Paragraph 1.5 herein.
                   1.5.2 U.S.$ * (* dollars) upon completion of the initial port by KONICA to an Authorized KONICA Product of the PEERLESS Licensed Products listed in Paragraph 1.5 herein, or if the payment in Paragraph 1.5.1 has been made, no latter than January 15, 2000.

KONICA shall notify PEERLESS in writing when the porting set out in Paragraphs 1.2.2, 1.3.2, 1.4.2 and 1.5.2 above is completed if completed prior to January 15, 2000.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

KONICA/PEERLESS Licensed System Amendment #1                        CONFIDENTIAL
--------------------------------------------------------------------------------


2.0   PER UNIT LICENSE FEES:

For each Authorized KONICA Device slipped pursuant to thus LSA#1, PEERLESS and KONICA agree that there shall be a non-refundable, non-transferable and non-creditable Per Unit License Fee due and paid to PEERLESS. The amount of the Per Unit License Fee for each Derivative Product developed hereunder shall be set forth in a separate Licensed System Addendum prior to the time that the Derivative Product begins shipment.

License Fees for the PCL fonts and font scaling technology are not included in the KONICA Fees outlined above. These fees must be negotiated with, and paid directly to, the Agfa Corporation. All pricing for Adobe PostScript(R)3(TM) and Postscript(R) fonts are covered under this LSA#1 and will be paid directly to PEERLESS by KONICA.

KONICA recognizes that there will be Per Unit License Fees associated with Tandem Kits and Adobe PostScript(R)3(TM) Option Kits for Current Products. Both Parties agree to negotiate in good faith the Per Unit License Fees associated with these named KONICA products.

2.1 LICENCE FEES: The recurring license fee is the fee that PEERLESS charges KONICA for the right to use PEERLESS' Licensed Products and its hardware design in each product shipped by KONICA is detailed in Table 1 below. The Adobe PostScript(R) fees are inclusive of Adobe Roman fonts and drivers, license fees for Adobe compatible Kanji fonts are listed in Paragraph 2.2 herein.

                  TABLE 1- PER UNIT LICENSE FEES (U.S. DOLLARS)

-------------------------------------------------------------------------------------------------------------------
       KONICA              PEERLESSPage(TM)        PEERLESSPRINT            PEERLESSPRINT             Adobe
     AUTHORIZED             Imaging System          (R)5E & 6           (R) Drivers (Roman        PostScript(R)3(TM)
       PRODUCT                                                               Version for            as option
                                                                           Windows 3.1/95/        (inclusive of
                                                                             98 & NT4.0              Drivers
-------------------------------------------------------------------------------------------------------------------
       IP-601                   $*                       $*                      $*                    N/A
-------------------------------------------------------------------------------------------------------------------
       IP-511                   $*                       $*                      $*                    N/A
-------------------------------------------------------------------------------------------------------------------
       IP-421                   $*                       $*                      $*                    N/A
-------------------------------------------------------------------------------------------------------------------
       PS-341                   N/A                     N/A                      N/A                   $*
-------------------------------------------------------------------------------------------------------------------
       PS-351                   N/A                     N/A                      N/A                   $*
-------------------------------------------------------------------------------------------------------------------
       PS-361                   N/A                     N/A                      N/A                   $*
-------------------------------------------------------------------------------------------------------------------
       IP-601J                  $*                      N/A                      N/A                /1/$*
-------------------------------------------------------------------------------------------------------------------
       PS-341J                  $*                      N/A                      N/A                   $*
-------------------------------------------------------------------------------------------------------------------
       PS-351J                  $*                      N/A                      N/A                   $*
-------------------------------------------------------------------------------------------------------------------

/1/ For each IP-601J Adobe PostScript(R)3(TM)is "standard" and is not an option.

2.2 INCREMENTAL LICENSE FEES FOR KANJI FONTS: In addition to the recurring license fees enumerated in Paragraph 2.1 herein, for each product contain Adobe PostScript(R) Kanji fonts KONICA will pay PEERLESS the following recurring license fees:

      2.2.1 IP-601J. Base requirement of * (*) Morisawa fonts, $* (* dollars) per unit.
      2.2.2 PS-341J. Base requirement of * (*) Heisei fonts, $* (* dollars) per unit.
      2.2.3 PS-351J. Base requirement of * (*) Morisawa fonts, $* (* dollars) per unit.

2.3 OTHER LICENSE FEES: PEERLESS agrees that there is no additional Per Unit License Fee for the PSIO Interface so long as it is used with network interface cards (NICs) that are licensed from PEERLESS, Emulex or net/Silicon. KONICA agrees to notify PEERLESS in writing of its agreement with a NIC provider and identify it to PEERLESS. However, If KONICA uses NICs from a source other than PEERLESS, Emulex or net/Silicon, a Per Unit License of *% of the NICs Manufacturer's Suggested

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

KONICA/PEERLESS Licensed System Amendment #1                        CONFIDENTIAL
--------------------------------------------------------------------------------


Retail Price will be charged to KONICA for the use of the PSIO interface. If KONICA would like third parties to develop NICs for the KONICA printers, the third parties should contact PEERLESS to make arrangements to license the PSIO interface.

2.4 OTHER PROVISIONS: KONICA shall pay royalties due on the products shipped to KONICA OEMs hereunder in United States dollars. The Per Unit Fee obligation shall accrue at the time each Authorized KONICA Device containing the Licensed Product(s) is shipped to a KONICA OEM, but shall be reported and paid on a calendar quarter basis.

In exchange for this delay in payment, KONICA agrees to make such report within twenty (20) days following the end of each calendar quarter, and payment within twenty (20) days following the end of each calendar quarter, commencing with the date of first shipment and continuing until KONICA discontinues shipping the Authorized KONICA Device containing Licensed Product(s). KONICA will notify in writing PEERLESS at the time of product discontinuance. KONICA will also provide PEERLESS each quarter a rolling monthly forecast for the subsequent six months of the Authorized KONICA Devices containing the Licensed Product(s).

License Fees for the PCL fonts and font scaling technology are not included in the KONICA Fees outlined above. These fees must be negotiated with, and paid directly to, the Agfa Corporation.

2.5   BLOCK LICENSE.

      2.5.1 Block License Payment. PEERLESS has granted KONICA a Block License for PEERLESS Proprietary Software Products contained in the Authorized KONICA Products. This Block License will be granted for non-refundable, non-transferable and non-creditable payments of U.S.$ * (* dollars) due and payable as of *. This Block License Payment shall be paid on the following dates:

                  a)      Payment of U.S.$ * (* dollars) upon *.
                  b)      Payment of U.S.$ * (*dollars) on *.
                  c)      Payment of U.S.$ * (* dollars) on *.
                  d)      Payment of U.S.$ * (* dollars) on *.

      2.5.2 Block License Terms and Conditions. The terms and conditions of the PEERLESS granted Block License to KONICA are as follows.
                  a) The utilization of the Block License shall apply to the use of the following named PEERLESS Licensed Software Products: PEERLESSPage(TM);
                          PEERLESSPRINT(R)5E; PEERLESSPRINT(R)6; and
                          PEERLESSPRINT(R)5E and 6 Drivers for Window 3.1/95/98 and NT 4.0.
                  b) The following named KONICA Authorized Products, including those which have been renamed by KONICA Authorized OEM Remarketers, maybe distributed with the following reduced per unit recurring license fee for each object code copy of the named PEERLESS Licensed Software Products distributed as set out in Table 3:

                 TABLE 3 - PER UNIT LICENSE FEES (U.S. DOLLARS)

--------------------------------------------------------------------------------------------------------------
           KONICA                  PEERLESSPage(TM)           PEERLESSPRINT              PEERLESSPRINT(R)
     Authorized Product             Imaging System                5E & 6                    Drivers (for
                                                                                         Windows 3.1/95/98
                                                                                             & NT4.0
--------------------------------------------------------------------------------------------------------------
IP-601                                   $*                         $*                         $*
--------------------------------------------------------------------------------------------------------------

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

KONICA/PEERLESS Licensed System Amendment #1                        CONFIDENTIAL
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
           KONICA                  PEERLESSPage(TM)           PEERLESSPRINT              PEERLESSPRINT(R)
     Authorized Product             Imaging System                5E & 6                    Drivers (for
                                                                                         Windows 3.1/95/98
                                                                                             & NT4.0
--------------------------------------------------------------------------------------------------------------
IP-511                                   $*                         $*                         $*
--------------------------------------------------------------------------------------------------------------
IP-421                                   $*                         $*                         $*
--------------------------------------------------------------------------------------------------------------
IP-601J                                  $*                        N/A                        N/A
--------------------------------------------------------------------------------------------------------------
PS-341J                                  $*                        N/A                        N/A
--------------------------------------------------------------------------------------------------------------
PS-351J                                  $*                        N/A                        N/A
--------------------------------------------------------------------------------------------------------------

                  c) KONICA will apply the above stated recurring license fee to the actual number of Authorized KONICA Products shipped which contain the object code copies of the PEERLESS Licensed Software Products and will thus calculate the equivalent earned recurring license fee.

                  d) The recurring license fees stated in 2.5.2 b) shall apply until *, or whenever the crediting of the equivalent earned recurring license fee equals U.S. $* (* dollars), whichever occurs first.

                  e) Upon exhaustion of the U.S.$ *Block License, or the completion of the license period, whichever occurs first, the following actions may take place:
                          i) The parties agree that they will negotiate, in good faith, a future Block License structure reflecting similar discount structures as contained herein; or
                          ii) KONICA, at its sole discretion, decides not to purchase an additional Block License, the per unit recurring license fees remunerated in Paragraph 2.1 herein shall apply.

3.0   POST WARRANTY MAINTENANCE SERVICES

3.1 PEERLESS Maintenance Services (REQUIRED). KONICA is required to execute a Software Maintenance Agreement for the PEERLESS SDK containing Adobe Postscript(R)3(TM) and the PEERLESS SDK containing Adobe PostScript Drivers.

For each of the first and subsequent year following the expiration of the Warranty Period (as defined hereinafter), the annual Maintenance Fee, based on execution of a standard PEERLESS Maintenance Agreement and valid only for the single named KONICA facility, shall be:

      a)  For the PEERLESS SDK containing Adobe PostScript(R)3(TM)U.S.$ *
          (* dollars), and
      b) For the PEERLESS SDK containing Adobe PostScript(R)(TM)Drivers - U.S. $ * (* dollars).

The above fees are payable within * (*) days after the signing of the Maintenance Agreement and on each of the annual anniversary dates thereafter. Said Fee is non-refundable, non-transferable and non-creditable.

Such Software Maintenance Agreements shall provide KONICA without limitation, Update Releases and telephone/facsimile/e-mail support. The term "Update Releases" means a version of the named Licensed Software that is commercially released by PEERLESS, and its development partner Adobe Systems, for general distribution for the purpose of (1) correcting program defects in the Licensed Software and (2) improving functionality of the Licensed Software to make the code technically compliant. Each Update Release will be designated by PEERLESS at its sole discretion by a version number (x.x.x) that differs from the version number of the Current Release only in the digits to the right of the decimal point (x.x.x).

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

KONICA/PEERLESS Licensed System Amendment #1                        CONFIDENTIAL
--------------------------------------------------------------------------------


The Maintenance Fees for the Maintenance Services set out in this Paragraph 3.1 do not include Maintenance Services set out in Paragraph 3.2 below.

3.2 PEERLESS Maintenance Services (*). PEERLESS agrees to offer post-warranty Maintenance Services to KONICA for periods subsequent to the Warranty Period specified in Exhibit D for the above named PEERLESS Proprietary Products (with the exception of the PEERLESS SDK containing Adobe Systems PostScript(R)3(TM) and the PEERLESS SDK containing Adobe Drivers see Paragraph 3.1 above). Such services will be provided pursuant to the terms of a separate Maintenance Agreement. Maintenance Agreements must be executed prior to expiration of the warranty. It is understood that PEERLESS Maintenance Agreements will provide engineering support for correction of "Field Reported" problems by End Users and continuing development engineering services.

In the event KONICA, at its sole discretion, desires PEERLESS to provide ongoing maintenance and support for the above named PEERLESS Proprietary Software Products, the Parties will execute a Software Maintenance Agreement.

For each of the first and subsequent year following the expiration of the Warranty Period (as defined hereinafter), the annual Maintenance Fee, based on execution of a standard PEERLESS Maintenance Agreement shall be:

      c) For PEERLESSPage(TM)Imaging Operating System, PEERLESSPRINT(R)5E and 6 - U.S.$ * (* dollars), and
      d) For PEERLESSPRINT(R)5E & 6 Drivers (Windows 3.X/95/98 and NT4.0) - U.S.$ * (twenty * dollars).

The above fees are payable within * (*) days after the signing of the Maintenance Agreement and on each of the annual anniversary dates thereafter. Said Fee is non-refundable, non-transferable and non-creditable.

Such Software Maintenance Agreements shall provide KONICA without limitation, Update Releases and telephone/facsimile/e-mail support. The term "Update Releases" means a version of the named Licensed Software that is commercially released by PEERLESS for general distribution for the purpose of (1) correcting program defects in the Licensed Software and (2) improving functionality of the Licensed Software to make the code technically compliant. Each Update Release will be designated by PEERLESS at its sole discretion by a version number (x.x.x) that differs from the version number of the Current Release only in the digits to the right of the decimal point (x.x.x).

///End

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.